MAIA BIOTECHNOLOGY

TELOMERE TARGETING IMMUNOTHERAPIES FOR CANCER

NYSE AMERICAN: MAIA

February 2025

FORWARD-LOOKING STATEMENTS

All statements in this presentation, other than those relating to historical facts, are "forward-looking statements." These forward-looking statements may include, but are not limited to, statements relating to our objectives, plans, and strategies; statements that contain projections of results of operations or of financial condition; statements relating to the industry and government policies and regulations relating to our industry; and all statements (other than statements of historical facts) that address activities, events, or developments that we intend, expect, project, believe, or anticipate will or may occur in the future. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties. We have based these forward-looking statements on assumptions and assessments made by our management in light of their experience and their perception of historical trends, current conditions, expected future developments, and other factors they believe to be appropriate. Important factors that could cause actual results, developments, and business decisions to differ materially from those anticipated in these forward-looking statements include, among other things: the overall global economic environment; general market, political, and economic conditions in the countries in which we operate: projected capital expenditures and liquidity; changes in our strategy; government regulations and approvals; the application of certain service license; and litigation and regulatory proceedings. Factors that may cause such differences also include, but are not limited to, those discussed under Risk Factors set forth in our Annual Report on Form 10-K for the year ended December 31, 2023 and other periodic reports filed by the Company from time to time with the Securities and Exchange Commission. You may get these documents for free by visiting EDGAR on the Commission's website at www.sec.gov. We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from the forward-looking statements contained in this presentation as a result of, among other factors, the factors referenced in the "Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2023. In addition, even if our results of operations, financial condition and liquidity, and the development of the industry in which we operate are consistent with the forward-looking statements contained in this presentation, they may not be predictive of results or developments in future periods. This presentation shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any of our securities nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any offering of securities can only be made in compliance with applicable securities laws. You should read carefully the factors described in the “Risk Factors" section of our Annual Report on Form 10-K for the year ended December 31, 2023 to better understand the risks and uncertainties inherent in our business and underlying any forward-looking statements. These statements are only current predictions and are subject to known and unknown risks, uncertainties, and other factors that may cause our or our industry's actual results, levels of activity, performance, or achievements to be materially different from those anticipated by the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements. Except as required by law, we are under no duty to update or revise any of the forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this prospectus. These forward-looking statements speak only as of the date of this presentation, and we assume no obligation to update or revise these forward-looking statements for any reason.

INVESTMENT PROFILE

New science for cancer therapy: dual MoA - telomere targeting and immunogenicity.

- Lead molecule THIO in clinic; 2nd generation compounds in R&D

Phase 2 trial THIO-101 expansion in 2025: THIO sequenced with CPI in NSCLC.

- Unprecedented disease control, response, post-therapy patient benefit
- Continued clinical supply agreement with Regeneron (Libtayo®)
- Potential accelerated approval in 2026

Phase 3 trial THIO-104: THIO + CPI vs. Investigator's Choice in NSCLC.

- Interim analysis can lead to early full approval in 2026
- Final analysis for commercial approval in 2027

Key targeted clinical milestones within reach.

- THIO-101 Part A and B long-term data
- Multiple potential pathways to FDA commercial approval

Significant market opportunity in hard-to-treat cancers with unmet need.

- NSCLC: largest tumor type globally, $34B annual sales
- 3 FDA Orphan Drug Designations: liver (HCC), lung (SCLC) and brain (malignant gliomas)
- 1 FDA Rare Pediatric Disease Designation for pediatric diffuse high-grade gliomas

Multiple THIO trials planned for additional cancer indications.

- Colorectal cancer (CRC), Liver (HCC), SCLC, solid tumors



ROBUST PIPELINE

NYSE American: MAIA

THIO Telomere Targeting Agent

Clinical Trial	Indication	Treatment	Status	Preclinical	Phase 1	Phase 2	Phase 3	Rights
THIO-104	NSCLC 3L	THIO → CPI	Planned Phase 3					Worldwide rights owned by MAIA
THIO-101	NSCLC 2L+	THIO → Libtayo®	Ongoing Phase 2			Clinical supply agreement with REGENERON		
THIO-102	CRC, HCC, SCLC, ST	THIO → CPI	Planned Phase 2					
THIO-103	NSCLC-1, SCLC-1	THIO → CPI	Planned Phase 2/3					

2nd Generation Telomere Targeting Agents

Agent	Indication	Status	Preclinical	Phase 1	Phase 2	Phase 3	Rights
MAIA-2021-020	Multiple Tumor Types	IND Enabling					Developed in-house fully-owned by MAIA
MAIA-2022-012	Multiple Tumor Types	IND Enabling					
MAIA-2021-019	Multiple Tumor Types	IND Enabling					

MISSION AND APPROACH

ONCOLOGY LANDSCAPE



Cancer is the most dominant age-related disease

Population aged >80 expected to triple by 2050

142 million
2020

426 million
2050



At age 90:
40% will be diagnosed
20% will die of it

THIO is the only direct telomere targeting anticancer agent in clinical development

THIO - NOVEL MECHANISM OF ACTION

MAIA BIOTECHNOLOGY
NYSE American: MAIA

THIO (6-thio-2'-deoxyguanosine)

THIO has a dual Mechanism of Action:

1. Telomere targeting
2. Immunogenic effect



Nucleus
Cell
Telomere
Chromosome
THIO
G G G G T T
C C C C A A
C C C C A A

- 3 FDA Orphan Drug Designations: HCC, SCLC, Malignant Gliomas
- 1 Rare Pediatric Disease Designation (RPDD): Pediatric Gliomas

Followed by Immune Checkpoint Inhibitor (CPI)

- Examples of commercially available CPIs:

LIBTAYO (cemiplimab) REGENERON	TEVIMBRA (tislelizumab) BeiGene
KEYTRUDA (pembrolizumab) MERCK	IMFINZI (durvalumab) AstraZeneca
TECENTRIQ (atezolizumab) Genentech A Member of the Roche Group	Jemperli (dostarlimab-gxly) Injection 500 mg GSK
OPDIVO (nivolumab) Bristol Myers Squibb	BAVENCIO avelumab EMD SERONO



Tumor cell death
PD-L1
Anti-PD-L1
Anti-PD-1
PD-1
T cell

- MAIA has a clinical supply agreement with REGENERON for NSCLC on THIO-101

THIO-101 NSCLC TRIAL - RATIONALE

MAIA BIOTECHNOLOGY
NYSE American: MAIA

- THIO followed by CPI results in 60% complete response
- Only 2 cycles of therapy were administered on weeks 1 and 2; no further therapy throughout the study
- No recurrence after long-term follow-up
- Anticancer immune memory has been induced: no cancer after rechallenge with 5x more lung cancer (LLC) cells with no additional therapy



Cycle 1
Cycle 2
Tumor Volume (mm³)
1000
900
800
700
600
500
400
300
200
100
0
Control
Atezolizumab
THIO
THIO → Atezo
No cancer
immune memory
due to THIO
Rechallenge with
5x more lung cancer cells with
no additional treatment
No recurrence
20% PR
60% CR
0
10
20
30
40
50
60
70
80
90
Days After Tumor Inoculation

Note: Mender et al, Cancer Cell, 2020; THIO followed by Tecentriq (atezolizumab; Roche/Genentech) tested first; repeated later with THIO followed by Keytruda (pembrolizumab; Merck); and Libtayo (cemiplimab; Regeneron). Data from preclinical results.

NSCLC CLINICAL TRIALS

THIO-101 PHASE 2 PIVOTAL TRIAL DESIGN (ONGOING)

MAIA BIOTECHNOLOGY
NYSE American: MAIA

A Multicenter, Open-label, Dose-Finding Phase 2 Trial Evaluating the Safety and Efficacy of THIO Administered in Sequence with Libtayo® (cemiplimab) in NSCLC Patients Who Are Resistant to Checkpoint Inhibitors



Safety
THIO 360mg + Libtayo® (n=6)
No DLTs
Completed
Efficacy/Safety/Dose Selection
Randomize
THIO 60mg + Libtayo® (n=24)
THIO 180mg + Libtayo® (n=41)
THIO 360mg + Libtayo® (n=8)
ORR, DCR, Safety
Completed
Expansion / Registration (NSCLC 3L)
Randomize
THIO + Libtayo® (n = 30)
THIO (n = 7 to 18)
THIO + Libtayo® (n=100)
ORR

- Modified 3+3 design
- Completed

- Simon's 2-stage in each arm (N=41):
  - ✓ Stage 1 (n=19)
  - ✓ Stage 2 (n=22)
- Best dose THIO 180mg - selected on Nov'23
- Enrollment completed Feb'24

- Up to 148 patients – Enrollment to start Q1'25
- Patient population:
  - CPI Resistance (SITC)
  - Chemotherapy Resistance

Treatment with THIO + Libtayo®

THIO Cycles every 3 weeks	Day 1	Day 2	Day 3	Day 4	Day 5
	THIO 60mg	THIO 60mg	THIO 60mg	Immune Activation	Libtayo® 350mg

Scans every 6 weeks

ClinicalTrials.gov: https://clinicaltrials.gov/study/NCT05208944

THIO-104 PHASE 3 PIVOTAL TRIAL DESIGN (PLANNED)

MAIA BIOTECHNOLOGY
NYSE American: MAIA

A Multicenter, Open-label, Pivotal Phase 3 Trial Evaluating the Efficacy of THIO Administered in Sequence with a Checkpoint Inhibitor in NSCLC Patients Who Are Resistant to Checkpoint Inhibitors Compared to Chemotherapy

NSCLC 3L

- CPI Resistance (SITC criteria)
- Prior Platinum Therapy
- 2 prior lines of systemic therapy
- Excluding Driver Mutations
- Exclude untreated or symptomatic CNS mets
- PS 0-1

- Stratified by:
  - prior docetaxel vs. no prior docetaxel



RANDOMIZE
1:1
Every 3 Weeks
THIO + CPI
(N=150)
Investigator Choice[1]
(N=150)
OS

[1] Investigator Choice options: gemcitabine, vinorelbine, docetaxel

Primary Endpoints	**Target OS:** 9.3m v. 5.8m (HR 0.62); **Minimum OS:** 7.8m v. 5.8m (HR 0.74)
Secondary Endpoints	DCR; ORR; DoR; PFS; Safety
Exploratory Endpoints	PK and PD (activity of THIO in circulating tumor cells measured by specific biomarkers)

BEST RESULTS IN THIRD-LINE WITH THE 180MG DOSE

THIO-101 (Pivotal Phase 2, ongoing):

- Current data in third-line indicates that as of 15-Jan-2024, estimated Median Overall Survival (OS) is at 16.9 months with a 95% CI lower bound of 12.5 months and 99% CI lower bound of 10.8 months
- The treatment has been generally well-tolerated to date in this heavily pre-treated population[1]

3L NSCLC is an excellent market entry segment for THIO:

- Best results observed in THIO-101
- Highly unmet medical need in this CPI and chemo-resistant population
- Large population
- No current standard of care for this setting
- Limited competition for clinical trials patients

THIO-104 (Phase 3, planned):

- Full approval trial planned to start in H1 2025

Focus on execution:

- Probability of OS to be > 7.8 months (HR 0.74 vs. chemo) is >99%


Overall Survival (3L)
OS
1.00
0.75
0.50
0.25
0.00
0
3
6
9
12
15
18
21
24
Time in Months

Number at risk

Strata	0	3	6	9	12	15	18	21	24
All	22	20	14	13	12	8	4	1	0

Time in Months

Note: Clinical data presented from **15Jan2025** data cut and includes all patients who received at least one dose of THIO (intent to treat population). This is a snapshot including ongoing subjects and data pending full verification. Due to short duration of treatment and/or follow up, data is subject to change.

1. Details on safety can be found on the previously announced SITC 2024 presentation available on MAIA's website.

EXPECTED EFFICACY IN PIVOTAL TRIALS IN NSCLC 3L

	THIO-101 Pivotal Phase 2	THIO-104 Pivotal Phase 3	
	THIO + Libtayo® (n = 137-148)	THIO + CPI (n = 150)	Chemotherapy (n = 150)
Target Population	• CPI + Platinum Resistant • Prior treatment with docetaxel	• CPI + Platinum Resistant • Stratified: prior docetaxel vs. no prior docetaxel	
DCR	88%	>80%	30%
ORR	38%	>30%	6%
PFS	5.5 months	5.5 months	2 months
OS	Not reached at 12.2 months median follow-up[1]	Projected: >12 months Needed: 7.8 months	5.8 months

1. Based on the lower bound of the 95% confidence interval of the median OS (November 15 data cut off). Final estimates may differ as follow-up continues.

OTHER TUMOR TYPES PLANNED TRIALS

THIO-102 TRIAL (PLANNED)

MAIA BIOTECHNOLOGY
NYSE American: MAIA

A Multicenter, Open-label, Phase 2 Trial Evaluating the Safety and Efficacy of THIO Administered in Sequence with a Checkpoint Inhibitor (CPI)



Part A/B: Safety/Efficacy Signal
Part C: Pivotal Phase 2
Baskets
Umbrella Arms
Colorectal Cancer (CRC)
Hepatocellular Carcinoma (HCC)
Small Cell Lung Cancer (SCLC)
Solid Tumors1
THIO 180mg
Immune Activation
Checkpoint Inhibitor:
• Opportunity to test with different CPIs
Expand Best Combination Arms THIO (d1-3) + CPI (d5) q3w N~120

[1] E.g. Breast, Prostate, Gastric, Pancreatic, Ovarian, etc.

COLORECTAL RATIONALE

MAIA BIOTECHNOLOGY
NYSE American: MAIA

- THIO followed by CPI results in 100% complete response
- Only 2 cycles of therapy were administered on weeks 1 and 2; no further therapy throughout the study
- No recurrence after long-term follow-up
- Anticancer immune memory has been induced: no cancer after rechallenge with 10x more CRC cells with no additional therapy



Tumor Volume (mm³)
700
600
500
400
300
200
100
0
0
10
20
Days After Tumor Inoculation
Control
Atezolizumab
THIO
THIO → Atezo
100% CR



Tumor Volume (mm³)
700
600
500
400
300
200
100
0
0
10
20
30
40
50
60
70
80
90
100
Days After Tumor Inoculation
Control
THIO
Rechallenge with 10x more CRC cells with no additional treatment
No recurrence
100% CR
No cancer
immune memory due to THIO

Note: Mender et al, Cancer Cell, 2020.

SCLC & HCC – ORPHAN DRUG DESIGNATION

MAIA BIOTECHNOLOGY
NYSE American: MAIA



SCLC
Tumor Volume (mm³)
1500
1250
1000
750
500
250
0
0
5
10
15
20
25
Days After Tumor Inoculation
Control
Pembro → THIO
THIO → Pembro



HCC
Tumor Volume (mm³)
1500
1250
1000
750
500
250
0
0
5
10
15
20
25
Days After Tumor Inoculation
Control
THIO
THIO → IR
IR + Atezo
THIO → IR + Atezo

- THIO is synergistic with anti-PD-1 agent Pembrolizumab in Small Cell Lung Carcinoma (H2081) *in vivo* in humanized murine cancer model
- Treatment with THIO followed by Pembrolizumab results in highly potent anticancer effect, as compared to Pembrolizumab alone
- THIO converts immunologically "cold non-responsive" SCLC tumor into "hot and responsive" to Pembrolizumab

- THIO is highly synergistic and effective in combination with anti-PD-L1 agent Atezolizumab and Ionizing Radiation (IR 10Gy) in HCC53N Hepatocellular Carcinoma
- Treatment with THIO in combination with IR and Atezolizumab results in a complete regression of aggressive HCC tumors. The combination of IR and Atezolizumab is just partially efficacious

EXCELLENT EFFICACY IN HCC MODELS

NYSE American: MAIA

- THIO achieved complete and durable responses in Hepatocellular Carcinoma (HCC), the dominant histology in primary liver cancer (90%), in *in vivo* models


HCC
Control
THIO
100% CR
Tumor Volume (mm3)
600
400
200
0
0 5 10 15 20 25 30 35 40 45
Days after tumor inoculation

HCC ANTI-CANCER IMMUNE MEMORY

MAIA BIOTECHNOLOGY
NYSE American: MAIA

- When combined with immunotherapy checkpoint inhibitor Libtayo®, duration of response was further potentiated

- Upon rechallenge with two times more cancer cells and no additional treatment, tumor growth was completely prevented

- Administration of THIO alone and in combination with Libtayo® generated anti-cancer immune memory



HCC
Control
THIO
Libtayo
THIO+Libtayo
5x10^6 cells injected
Tumor Volume (mm³)
Days after tumor inoculation
ns
****



HCC
Rechallenge with
2x more HCC cells with
no additional treatment
No cancer
immune memory
due to THIO
Naive Control
THIO
THIO+Libtayo
Tumor Volume (mm³)
Days after tumor inoculation

THIO-103 TRIAL (PLANNED)

MAIA BIOTECHNOLOGY
NYSE American: MAIA

A Multicenter, Open-label, Phase 2 Trial Evaluating the Safety and Efficacy of THIO Administered in Sequence with a Checkpoint Inhibitor (CPI)

Part A/B: Safety/Efficacy Signal

Part C: Pivotal Phase 3

Baskets

- **SCLC First Line** → THIO → Immune Activation
- **NSCLC First Line** → THIO → Immune Activation

Immune Activation → **CPIs:**
- Opportunity to test with different CPIs

→ Expand to Pivotal Phase 3 N=TBD

INVESTMENT OPPORTUNITY

EXCLUSIVITY AND INTELLECTUAL PROPERTY

Goal: New Chemical Entity (NCE) Marketing Exclusivity

- THIO has never been previously approved by the FDA for commercialization
- Robust exclusivity
- US: 7 years; EU, Japan, other markets: 10 years

Robust and Growing Patent Portfolio for THIO

- 5 issued patents
- 29 pending patent applications

Current patents/provisional applications broadly cover the following key areas:

- Telomere targeting compounds (2034+)
- THIO's immunogenic treatment strategy: sequential combination with CPIs (2041)

EXPERIENCED MANAGEMENT TEAM

NYSE American: MAIA



Vlad Vitoc, MD, MBA
Founder and CEO

- 24+ years in Oncology Pharma/ Biotech: Commercial, Medical
- 12 compounds launched across 20+ tumor types
- Leadership roles at Bayer (Nexavar), Astellas (Tarceva, Xtandi), Cephalon (Treanda), Novartis (Zometa), Incyte (Jakafi)



Sergei Gryaznov, PhD
Chief Scientific Officer

- 25+ years as Scientist
- Expert Drug Discovery and Development, Oncology with 120+ publications
- Head of the J&J Oligonucleotide Center of Excellence Worldwide
- Expert of telomeres and telomerase in cancer, co-inventor of THIO



Jeffrey Himmelreich, MBA
Head of Finance

- 20+ years of financial expertise
- CFO for privately held and publicly traded companies in the healthcare and manufacturing industries
- Active CPA licensed in the state of Pennsylvania and is a Chartered Global Management Accountant

SIGNIFICANT MARKET OPPORTUNITY

MAIA BIOTECHNOLOGY
NYSE American: MAIA

Developing agents for the top tumor types markets globally

NSCLC (#1 WW) **Mortality:** 1.7M / **Sales:** $34B	**HCC** **Mortality:** 0.8M / **Sales:** $3B
CRC (#2 WW) **Mortality:** 1.0M / **Sales:** $20B	**SCLC** **Mortality:** 0.3M / **Sales:** $2B

$46B CPIs Group (2023 Sales)

- 5 CPIs approved for NSCLC:
  - > 30% of NSCLC drug sales
  - > 40% of total CPI sales
- Keytruda®: $9B in NSCLC of $25B total

Checkpoint Inhibitors Market



2023 Sales ($B)
30
25
20
15
10
5
0
25
10
4.2
4.2
0.9
0.7
0.5
Keytruda
Opdivo
Tecentriq
Imfinzi
Libtayo
Bavencio
Tevimbra

- Keytruda® expected to hit $30B in 2026, biosimilars expected by 2028

COMPARABLE COMPANIES

- On June 3, 2022, Bristol Myers Squibb (BMS) announced the acquisition of Turning Point Therapeutics in an all-cash transaction for **$4.1B** in equity value
- On October 9, 2023, BMS acquired Mirati for **$4.8B** in cash, plus up to $1B in contingent value right
- **Commercial stage companies:** Mirati (on acquisition)
- **Phase 2 companies:** Arcus, Bicycle Therapeutics and Turning Point (on acquisition)

Company	Market Cap	Share Price
MAIA Biotechnology	$49M Market Cap[1]	$1.88/share
Turning Point Therapeutics	$3.8B Market Cap[2]	$76/share
Mirati Therapeutics	$4.1B Market Cap[2]	$58/share
Arrivent	$1.0B Market Cap[1]	$28.5/share
Arcus	$1.2B Market Cap[1]	$12.9/share
Bicycle	$0.9B Market Cap[1]	$13.4/share

1. Market caps as of January 31, 2025 (Source: Citadel Securities)
2. Last known market cap before acquisition (Source: companiesmarketcap.com)

MULTIPLE VALUE-DRIVING MILESTONES

MAIA BIOTECHNOLOGY
NYSE American: MAIA

	2025	2026
THIO-104 Ph3 NSCLC 3L	**Enrollment** First Patient In ★	**Potential Early Full Approval in US (from interim analysis)** ★
THIO-101 Ph2 NSCLC 2L+	**Part C** First Patient In ★ **Part B Full Efficacy** ★ **Part C Efficacy Update** **Enrollment Complete**	**Filing for US approval** **Potential Accelerated Approval in US** ★
THIO-102 Ph2 CRC, SCLC, HCC, ST	**Enrollment** First Patient In ★	**Early Safety Report** ★ **Early Efficacy Report**
THIO-103 Ph2/3 SCLC 1L, NSCLC 1L		**Enrollment** First Patient In ★ **Early Safety Report** ★

★ **Major inflection points**

Note: Estimated timelines. Trial names, targeted indications and projected dates may be subject to changes.

MAIA BIOTECHNOLOGY

THANK YOU

Investor Relations Contact
+1 (872) 270-3518
ir@maiabiotech.com

MAIA Biotechnology, Inc.
444 West Lake Street, Suite 1700
Chicago, IL 60606

APPENDIX

U.S. FDA GRANTED 3 ORPHAN DRUG DESIGNATIONS AND 1 RARE PEDIATRIC DISEASE DESIGNATION TO THIO

MAIA BIOTECHNOLOGY
NYSE American: MAIA

THIO has been granted 3 Orphan Drug Designations (ODD):

- ✓ Hepatocellular Carcinoma (HCC, 90% of primary liver cancers)
- ✓ Small Cell Lung Cancer (SCLC, deadliest lung cancer)
- ✓ Glioblastoma (brain cancer)

- The FDA's Orphan Drug Act of 1983 is designed to **incentivize the development of therapies that demonstrate promise for the treatment of rare (orphan) diseases or conditions**
- **Rare disease** - affects fewer than 200,000 people total in the U.S, or if the cost of developing a drug and making it available in the U.S. will exceed any potential profits from its sale due to the small target population size
- **Multiple incentives** - to make development more financially possible for companies to pursue:
  - ✓ up to 7 years of market exclusivity
  - ✓ up to 20 years of 25% federal tax credit for expenses the U.S.
  - ✓ waiver of Prescription Drug User Fee Act (PDUFA) fees, a value of ~$2.9 million in 2021
- **Only highest quality data is considered for ODD** - a testament to the potential of THIO in the treatment of multiple indications

THIO has been granted 1 Rare Pediatric Disease Designation (RPDD):

- ✓ Pediatric-type diffuse high-grade gliomas

- The rare pediatric disease program aims to **incentivize drug development for rare pediatric diseases**. A sponsor who receives an approval for a drug or biological product for a rare pediatric disease may qualify for a voucher that can be redeemed to receive priority review for a different product.